UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2017

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed also declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its April 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade….Stronger activity and expectations of more robust global demand, coupled with agreed restrictions on oil supply, have helped commodity prices recover from their troughs in early 2016….If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.7%, the same as in 2016. Japan’s economy is expected to expand 1.2% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In December 2015, before the reporting period began, the ECB extended its €60 billion-per-month bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of Englandvi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least in the Baa or BBB categories (“investment grade securities”) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we deem to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, such as interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options and futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes or to implement a currency investment strategy.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, (including futures positions), as estimated by Western Asset Management Company (“Western Asset”), the Fund’s primary sub-adviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector

Western Asset Total Return Unconstrained Fund 2017 Annual Report	1

Fund overview (cont’d)

teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated a modest gain over the twelve-month reporting period ended May 31, 2017. The spread sectors (non-Treasuries) generally rallied from June 2016 through September 2016, as concerns over global growth moderated, energy prices stabilized and the Federal Reserve Board’s (the “Fed”)ii monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak total returns from October 2016 through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year, the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, spread sectors then regained their footing over the last five months of the reporting period, as Treasury yields generally edged lower, even though the Fed again raised rates in March 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.87% and ended the period at 1.28%. Their peak of 1.40% occurred on both March 13 and March 14, 2017, and their low of 0.56% occurred on July 5, 2016. The yields for the ten-year Treasury were 1.84% at the beginning of the period and ended the period at 2.21%. Their peak of 2.62% was on March 13, 2017, and their low of 1.37% occurred on both July 5 and July 8, 2016. All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 1.58% during the twelve months ended May 31, 2017.

Inflation was generally well contained during the reporting period. For the twelve months ended May 31, 2017, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 1.9%. The CPI-U less food and energy was 1.7% over the same time frame. Against this backdrop, U.S. Treasury Inflation-Protected Securities (“TIPS”)v, as measured by the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexvi, returned 2.41% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s allocations to high-yield and investment-grade corporate bonds as their valuations became less attractive over the period given their strong performance and higher prices. In contrast, we increased our

2	Western Asset Total Return Unconstrained Fund 2017 Annual Report

exposure to bank loans given more compelling valuations and our expectations for a rising interest rate environment. We slightly added to the Fund’s allocation to TIPS as a hedge against the possibility of rising inflation. We also increased our exposure to agency mortgage-backed securities (“MBS”) as their valuations improved. Finally, we increased our allocation to both emerging market sovereign bonds and local currencies. Their valuations have become very compelling, while the fundamentals in a number of emerging market countries continue to improve.

During the reporting period, we used interest rate futures, options and interest rate swaps to manage durationvii and yield curveviii exposure. On the whole, these were a positive for performance. Credit default swaps, high-yield and investment-grade index swaps (CDX) and CDX swaptions were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. In aggregate, they detracted from performance. Finally, we used foreign exchange forwards, options and currency swaps to manage exposure to various currencies during the reporting period. These instruments contributed to the Fund’s performance during the reporting period.

Performance review

For the twelve months ended May 31, 2017, Class I shares of Western Asset Total Return Unconstrained Fund returned 7.61%. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix, returned 1.58% and 0.83%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 6.06% over the same time frame.

Performance Snapshot as of May 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	4.11%	7.24%
Class A2	4.11%	7.14%
Class C	3.87%	6.56%
Class FI	4.14%	7.33%
Class R	4.03%	7.10%
Class I	4.28%	7.61%
Class IS	4.34%	7.73%
Bloomberg Barclays U.S. Aggregate Index	2.52%	1.58%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.48%	0.83%
Lipper Alternative Credit Focus Funds Category Average[1]	3.58%	6.06%

The performance shown represents past performance. Past performance is no guarantee future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 295 funds for the six-month period and among the 285 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	3

Fund overview (cont’d)

were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2017 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 2.57%, 2.38%, 1.99%, 2.69%, 2.44%, 3.03% and 3.13%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 2.41%, 1.92%, 2.64%, 2.33%, 2.85% and 2.98%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, as supplemented March 31, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.40%, 1.54%, 1.88%, 1.16%, 1.42%, 0.91% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Taken together, the largest contributor to the Fund’s absolute performance during the reporting period was its yield curve and duration positioning. From a yield curve perspective, we maintained a flattening bias. This was rewarded as the yield curve flattened, with longer-term rates rising less than their short-term counterparts. Tactically adjusting the Fund’s duration throughout the period was also a meaningful contributor to results.

The Fund’s emerging market debt exposure was beneficial for returns during the reporting period. Despite a period of weakness

4	Western Asset Total Return Unconstrained Fund 2017 Annual Report

following the November 2016 U.S. presidential election, the asset class performed well overall. In particular, it was supported by largely solid investor demand, the weakening U.S. dollar as the reporting period progressed and fewer concerns over U.S. protectionist policies.

The Fund’s allocations to investment-grade and high-yield corporate bonds were additive for performance as their spreads narrowed on generally solid demand. Individual investment-grade holdings that performed well included Vale Overseas, Southern Copper and Royal Bank of Scotland. The Fund’s high-yield positions that were the most beneficial for results were Petrobras, Sprint and Chesapeake Energy.

The Fund’s positioning in non-agency MBS was positive for performance. They were supported by limited supply due to a lack of new issuance and overall solid investor demand. The Fund’s bank loan exposure was also beneficial as spreads in the sector narrowed.

Allocations to asset-backed securities and commercial mortgage-backed securities were positive for performance as their spreads narrowed amid solid demand from investors looking to generate incremental yield in the low interest rate environment. Finally, the Fund’s TIPS exposure contributed to results based on increased inflation expectations following the November 2016 U.S. elections.

Q. What were the leading detractors from performance?

A. Derivatives used to help manage exposure within the Fund’s non-U.S. dollar positioning modestly detracted from performance over the reporting period.

Elsewhere, several of the Fund’s investment-grade and high-yield corporate bonds slightly detracted from results. From an investment-grade corporate bond perspective, the Fund’s holdings in Kraft Heinz Foods and Gilead Sciences were negative for results. In terms of the Fund’s high-yield corporate bonds positions, Neiman Marcus, Petco and California Resources detracted the most from performance.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2017

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of

Western Asset Total Return Unconstrained Fund 2017 Annual Report	5

Fund overview (cont’d)

these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2017 were: Corporate Bonds & Notes (27.6%), U.S. Government & Agency Obligations (22.3%), Collateralized Mortgage Obligations (13.8%), Sovereign Bonds (6.3%) and Senior Loans (6.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Total Return Unconstrained Fund 2017 Annual Report

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and May 31, 2016 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2016 and held for the six months ended May 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.11%	$1,000.00	$1,041.10	1.21%	$6.16	Class A	5.00%	$1,000.00	$1,018.90	1.21%	$6.09
Class A2	4.11	1,000.00	1,041.10	1.35	6.87	Class A2	5.00	1,000.00	1,018.20	1.35	6.79
Class C	3.87	1,000.00	1,038.70	1.82	9.25	Class C	5.00	1,000.00	1,015.86	1.82	9.15
Class FI	4.14	1,000.00	1,041.40	1.10	5.60	Class FI	5.00	1,000.00	1,019.45	1.10	5.54
Class R	4.03	1,000.00	1,040.30	1.34	6.82	Class R	5.00	1,000.00	1,018.25	1.34	6.74
Class I	4.28	1,000.00	1,042.80	0.85	4.33	Class I	5.00	1,000.00	1,020.69	0.85	4.28
Class IS	4.34	1,000.00	1,043.40	0.75	3.82	Class IS	5.00	1,000.00	1,021.19	0.75	3.78

Western Asset Total Return Unconstrained Fund 2017 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

10	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	7.24%	7.14%	6.56%	7.33%	7.10%	7.61%	7.73%
Five Years Ended 5/31/17	3.15	N/A	2.39	3.18	2.88	3.47	3.53
Ten Years Ended 5/31/17	N/A	N/A	N/A	4.28	N/A	4.54	N/A
Inception* through 5/31/17	3.06	2.48	2.30	—	2.79	—	5.35

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	2.69%	2.58%	5.56%	7.33%	7.10%	7.61%	7.73%
Five Years Ended 5/31/17	2.26	N/A	2.39	3.18	2.88	3.47	3.53
Ten Years Ended 5/31/17	N/A	N/A	N/A	4.28	N/A	4.54	N/A
Inception* through 5/31/17	2.18	1.03	2.30	—	2.79	—	5.35

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/17)	16.56%
Class A2 (Inception date of 5/1/14 through 5/31/17)	7.83
Class C (Inception date of 4/30/12 through 5/31/17)	12.26
Class FI (Inception date of 5/31/07 through 5/31/17)	52.07
Class R (Inception date of 4/30/12 through 5/31/17)	15.02
Class I (Inception date of 5/31/07 through 5/31/17)	55.94
Class IS (Inception date of 8/4/08 through 5/31/17)	58.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Bloomberg Barclays U.S. Aggregate Index and BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — May 2007 - May 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on May 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2017 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

14	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Schedule of investments

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 27.6%
Consumer Discretionary — 2.5%
Auto Components — 0.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,160,000	$1,163,988	(a)
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	350,000	361,375
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	430,000	452,575
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	320,000	329,798
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	480,000	484,800	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	1,590,000	1,671,488	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,730,000	1,820,825	(a)
Total Auto Components				6,284,849
Automobiles — 0.2%
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,202,635
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	110,000	111,441
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	527,294
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	121,639
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	827,630
Total Automobiles				2,790,639
Hotels, Restaurants & Leisure — 0.3%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,020,000	1,071,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	470,000	493,500
McDonald’s Corp., Senior Notes	4.875%	12/9/45	1,410,000	1,560,874
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	604,750	(a)
Total Hotels, Restaurants & Leisure				3,730,124
Household Durables — 0.2%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	521,955
Lennar Corp., Senior Notes	4.500%	4/30/24	380,000	384,275
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,963
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	308,769
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	485,100
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	930,000	967,200
Total Household Durables				2,709,262
Media — 0.9%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	633,113
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	64,345
DISH DBS Corp., Senior Notes	7.875%	9/1/19	620,000	687,425
DISH DBS Corp., Senior Notes	6.750%	6/1/21	820,000	908,150
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	1,067,500

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	15

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	$2,643,270	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	760,000	795,150	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	800,000	865,496	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	650,000	828,849
Time Warner Cable LLC, Senior Notes	4.000%	9/1/21	1,520,000	1,597,297
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	210,000	257,497
UBM PLC, Notes	5.750%	11/3/20	920,000	975,923	(a)
Total Media				11,324,015
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,710,000	1,810,890
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,540,000	2,540,000	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,120,000	1,166,200
Total Textiles, Apparel & Luxury Goods				3,706,200
Total Consumer Discretionary				32,355,979
Consumer Staples — 1.1%
Beverages — 0.3%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,750,000	2,830,435
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	660,000	727,852
Total Beverages				3,558,287
Food & Staples Retailing — 0.6%
Cencosud SA, Senior Notes	5.500%	1/20/21	4,200,000	4,531,096	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	927,458	(c)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	602,432
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	655,991
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	18,792	20,361	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	63,348	71,846
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	362,519
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	614,914
Total Food & Staples Retailing				7,786,617
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,470,000	1,575,933
Tobacco — 0.1%
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	616,250
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	908,333
Total Tobacco				1,524,583
Total Consumer Staples				14,445,420

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 6.6%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	8.000%	1/31/24	460,000	$453,100
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,539,219
Halliburton Co., Senior Notes	4.850%	11/15/35	910,000	974,692
Transocean Inc., Senior Notes	4.500%	10/15/17	430,000	435,106
Total Energy Equipment & Services				3,402,117
Oil, Gas & Consumable Fuels — 6.3%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	597,400
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	455,950
Anadarko Petroleum Corp., Senior Bonds	7.950%	6/15/39	2,330,000	3,064,574
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,890,000	3,110,995
Antero Resources Corp., Senior Notes	5.000%	3/1/25	830,000	813,400	(a)
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	1,070,000	1,094,420
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	450,000	456,187	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	60,000	64,875	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	1,310,400
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	120,000	112,500
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	3,490,000	3,500,020
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,450,550	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	860,000	999,928
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	43,564
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	977,774
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	720,000	705,600
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,200,000	2,406,580
Ecopetrol SA, Senior Notes	5.375%	6/26/26	350,000	361,042
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,620,000	1,495,908
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,410,000	1,481,201
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	4,550,000	4,596,865	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	380,000	452,482
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	360,000	377,121
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,568,610
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	172,233	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,659,678	(c)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,538,320	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	394,444	(c)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	589,377

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	17

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	$846,197
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	180,000	182,025
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	180,000	187,450
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,010,000	1,003,011
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	4,853,824
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,241,610
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	5,040,000	4,473,000
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	314,440
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,400,000	3,046,060
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	700,000	723,044	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	330,000	346,500
QEP Resources Inc., Senior Notes	5.250%	5/1/23	305,000	295,850
Range Resources Corp., Senior Notes	5.875%	7/1/22	200,000	204,500	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	170,000	165,750	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	399,525
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	113,163
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,195,104
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,458,698	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	2,540,000	2,755,900	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,360,000	2,493,765	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	317,082	316,289	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	2,140,000	2,251,995
SM Energy Co., Senior Notes	5.000%	1/15/24	80,000	74,000
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,720,000	2,253,449
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,207,187	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	2,990,000	2,988,505	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	30,000	29,430
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	820,000	815,900
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	229,486
WPX Energy Inc., Senior Notes	6.000%	1/15/22	20,000	20,200
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,660,000	2,912,700
Total Oil, Gas & Consumable Fuels				81,250,555
Total Energy				84,652,672
Financials — 6.9%
Banks — 5.1%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	6/16/17	370,000	318,315	(d)(e)

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	2,310,000	$2,480,362	(d)(e)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	1,940,000	2,083,560	(d)(e)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	621,409
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,754,851
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,996,606
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,418,926	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	1,043,813	(a)(d)(e)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,235,342	(a)(d)(e)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,856,256	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,082,200
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,106,438	(d)(e)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,310,000	1,380,412	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	682,078	(d)(e)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,308,000	1,395,916
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,877,588
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,720,763
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	557,616
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,314,920
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	315,247
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,300,000	1,449,500	(a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,650,000	1,907,565	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	300,000	313,200	(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.000%	5/22/27	780,000	796,088	(d)(e)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	440,000	469,569
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,050,000	1,086,318
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,471,787	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,230,000	1,203,493	(a)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	2,090,000	2,076,829
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,289,897
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	981,979	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,868,773
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,320,000	7,673,658
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	771,705
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	930,006	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,860,000	2,062,122	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/3/17	130,000	130,585	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,126,706
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	853,571

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	19

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	$3,965,006
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	525,700
Total Banks				66,196,675
Capital Markets — 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	310,000	329,078
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	2,277,477
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/3/17	75,000	64,537	(d)(e)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	806,174
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	678,407
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,466,870
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,670,507
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	530,000	577,527
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/3/17	100,000	0	*(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(f)(g)(h)(i)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	357,660
Total Capital Markets				9,228,237
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	1,376,550
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000	2,297,845
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,423,240
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	664,000
Total Consumer Finance				5,761,635
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	1,982,553
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,482,664
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,221,240
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	170,000	178,394	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,290,000	1,358,531	(a)
Total Diversified Financial Services				6,223,382
Insurance — 0.1%
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	520,000	536,806
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	830,000	946,930
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	20,000	27,811	(a)
Total Insurance				1,511,547
Total Financials				88,921,476

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 1.9%
Biotechnology — 0.1%
Celgene Corp., Senior Notes	3.625%	5/15/24	160,000	$165,777
Celgene Corp., Senior Notes	5.000%	8/15/45	460,000	503,170
Total Biotechnology				668,947
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	1,000,000	1,064,883
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	2,004,475
Becton, Dickinson & Co., Senior Notes	3.700%	6/6/27	4,110,000	4,117,842	(j)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,557,500	(a)
Total Health Care Equipment & Supplies				9,744,700
Health Care Providers & Services — 0.9%
Aetna Inc., Senior Notes	2.800%	6/15/23	170,000	170,304
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	512,285
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,120,000	940,800
Centene Corp., Senior Notes	4.750%	5/15/22	400,000	417,200
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	239,043
Centene Corp., Senior Notes	4.750%	1/15/25	310,000	320,075
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	449,617	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	540,000	622,350
HCA Inc., Senior Notes	5.875%	5/1/23	1,170,000	1,277,500
HCA Inc., Senior Secured Notes	5.250%	6/15/26	10,000	10,863
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,182,079
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	692,448
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	188,925
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,070,349
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,342,385
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,580,000	1,611,600
Total Health Care Providers & Services				11,047,823
Pharmaceuticals — 0.2%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	701,750
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	140,000	130,382	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,900,000	1,761,072	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	190,000	154,731	(a)
Total Pharmaceuticals				2,747,935
Total Health Care				24,209,405

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	21

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.9%
Aerospace & Defense — 0.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	$564,200	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	470,000	517,793
Total Aerospace & Defense				1,081,993
Airlines — 0.2%
Air 2 U.S., Notes	8.027%	10/1/19	88,558	91,824	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	6,840	6,977
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,614,136	1,793,708
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	11,217	12,030
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	502,811	579,736
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	27,334	27,880
Total Airlines				2,512,155
Commercial Services & Supplies — 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	312,841
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	505,000	527,094
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	327,828
Waste Management Inc., Senior Notes	3.500%	5/15/24	430,000	449,189
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,354,113	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	40,000	41,250	(a)
Total Commercial Services & Supplies				3,012,315
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,170,000	1,186,579
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	747,250	(a)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,702,266
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	967,042
Total Industrial Conglomerates				3,416,558
Machinery — 0.1%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	920,000	938,400	(a)
Total Industrials				12,148,000
Information Technology — 1.5%
IT Services — 0.4%
First Data Corp., Senior Notes	7.000%	12/1/23	60,000	64,800	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,800,000	1,863,882	(a)
Visa Inc., Senior Notes	4.300%	12/14/45	2,130,000	2,304,332

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	$825,850	(a)
Total IT Services				5,058,864
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	74,190
Intel Corp., Senior Notes	4.900%	7/29/45	810,000	931,353
Micron Technology Inc., Senior Notes	5.250%	1/15/24	80,000	82,400	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	11,000	11,475
Total Semiconductors & Semiconductor Equipment				1,099,418
Software — 0.4%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	1,690,000	1,629,439
Microsoft Corp., Senior Notes	3.300%	2/6/27	4,010,000	4,149,347
Microsoft Corp., Senior Notes	4.500%	2/6/57	140,000	151,354
Total Software				5,930,140
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	4,130,000	4,228,413	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	3,410,000	3,593,482	(a)
Total Technology Hardware, Storage & Peripherals				7,821,895
Total Information Technology				19,910,317
Materials — 3.0%
Chemicals — 0.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	2,910,000	3,091,002	(c)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,367,047
OCP SA, Senior Notes	5.625%	4/25/24	3,460,000	3,745,969	(a)
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	830,000	866,397
Total Chemicals				9,070,415
Construction Materials — 0.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,450,000	2,616,600	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	250,000	262,500	(a)
Total Construction Materials				2,879,100
Containers & Packaging — 0.1%
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	549,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	677,655
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	72,158
WestRock RKT Co., Senior Notes	4.000%	3/1/23	40,000	42,219
Total Containers & Packaging				1,341,407
Metals & Mining — 2.0%
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	1,520,000	1,702,096

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	23

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
ArcelorMittal SA, Senior Notes	7.250%	3/1/41	840,000	$928,200
Arconic Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,278,225
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	465,000	506,080
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	445,326
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	585,182
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,330,000	1,507,781	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	687,375	(a)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	44,000	45,544	(a)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	380,000	398,050	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	531,267	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	120,000	123,253	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,490,000	1,471,558	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,985,517
Southern Copper Corp., Senior Notes	5.250%	11/8/42	5,900,000	5,764,628
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,460,000	6,944,500
Total Metals & Mining				24,904,582
Total Materials				38,195,504
Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	2,687,888	(c)
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 1.4%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000	2,318,585	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	3,410,000	3,439,838	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	1,710,000	2,613,723
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,900,000	3,093,923	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	80,286
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	248,720
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	430,000	458,614
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	4,880,000	5,062,785
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	800,000	752,181
Total Diversified Telecommunication Services				18,068,655
Wireless Telecommunication Services — 0.8%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	980,000	1,079,225	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	200,000	212,800	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000	2,491,913
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	816,000	895,560	(a)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000	$5,548,046	(a)
Total Wireless Telecommunication Services				10,227,544
Total Telecommunication Services				28,296,199
Utilities — 0.8%
Electric Utilities — 0.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000	1,375,025
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000	1,554,821
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000	380,005
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	3,400,000	3,717,866	(c)
Total Electric Utilities				7,027,717
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	230,000	237,475	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	835,701
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	1,986,985	1,847,896
Total Independent Power and Renewable Electricity Producers				2,921,072
Total Utilities				9,948,789
Total Corporate Bonds & Notes (Cost — $339,186,469)				355,771,649
Asset-Backed Securities — 6.0%
AASET, 2014-1 B	7.375%	12/15/29	1,445,361	1,445,361	(d)
Access Group Inc., 2004-A B1	1.699%	7/1/39	7,400,000	7,021,860	(d)
American Money Management Corp., 2016-18A D	6.052%	5/26/28	2,000,000	2,019,060	(a)(d)
American Money Management Corp., 2017-20A E	6.962%	4/17/29	2,650,000	2,471,989	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	2.059%	7/25/32	176,889	175,131	(d)
Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.936%	4/25/35	1,250,000	1,227,298	(d)
Avery Point CLO Ltd., 2015-6A E1	6.671%	8/5/27	1,250,000	1,207,721	(a)(d)
Benefit Street Partners CLO Ltd., 2014-IVA CR	5.206%	1/20/29	1,500,000	1,503,750	(a)(d)
Carlyle Global Market Strategies, 2017-2A C	5.031%	7/20/31	3,250,000	3,220,925	(a)(d)(j)
Catskill Park CLO Ltd., 2017-1A D	7.085%	4/20/29	3,300,000	3,181,035	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	2.674%	7/25/37	3,063,000	2,814,269	(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000	2,497,520	(a)
Countrywide Home Equity Loan Trust, 2007-A A	1.109%	4/15/37	2,737,084	2,491,725	(d)
Credit-Based Asset Servicing and Securitization LLC, 2006-CB1 AV1	1.504%	1/25/36	2,945,703	2,819,178	(d)
Dryden Senior Loan Fund, 2015-40A E	7.132%	8/15/28	2,590,000	2,578,166	(a)(d)
Encore Credit Receivables Trust, 2005-4 M5	1.674%	1/25/36	3,160,000	2,148,033	(d)
Fremont Home Loan Trust, 2006-B 2A2	1.124%	8/25/36	407,725	167,584	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	25

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.356%	7/20/27	2,250,000	$2,183,562	(a)(d)
Greenpoint Manufactured Housing, 1999-2 A2	4.489%	3/18/29	325,000	300,357	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	4.890%	6/19/29	150,000	143,748	(d)(i)
Greenpoint Manufactured Housing, 2001-2 IA2	4.358%	2/20/32	250,000	236,431	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.391%	3/13/32	350,000	331,807	(d)
Jamestown CLO Ltd., 2015-8A D2	7.908%	1/15/28	1,500,000	1,489,133	(a)(d)
Lehman XS Trust, 2006-16N A4B	1.264%	11/25/46	56,998	12,355	(d)
Lehman XS Trust, 2006-GP3 2A2	1.244%	6/25/46	15,691	8,152	(d)
Madison Park Funding Ltd., 2014-15A DR	6.610%	1/27/26	750,000	745,281	(a)(d)
MASTR Specialized Loan Trust, 2006-3 A	1.284%	6/25/46	201,277	176,661	(a)(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.874%	3/25/38	5,209,315	3,225,840	(d)
Neuberger Berman CLO Ltd., 2015-19A D	6.408%	7/15/27	2,500,000	2,386,442	(a)(d)
Oaktree CLO Ltd., 2015-1A D	6.630%	10/20/27	1,400,000	1,356,537	(a)(d)
Ocean Trails CLO, 2016-6A E	8.908%	7/15/28	750,000	760,013	(a)(d)
Option One Mortgage Loan Trust, 2005-1 A4	1.824%	2/25/35	142,736	142,355	(d)
RAAC Series, 2005-SP2 2A	1.324%	6/25/44	1,457,890	1,227,550	(d)
Receivables Acquisition LLC, 2017-1 A2B	6.991%	9/16/19	8,253,240	8,253,240	(i)
SLM Student Loan Trust, 2008-8 A4	2.656%	4/25/23	2,725,000	2,776,311	(d)
SLM Student Loan Trust, 2010-1 A	1.424%	3/25/25	2,166,299	2,132,013	(d)
Symphony CLO Ltd., 2014-14A D2	4.623%	7/14/26	1,500,000	1,492,325	(a)(d)
Thayer Park CLO Ltd., 2017-1A C	4.788%	4/20/29	1,750,000	1,739,360	(a)(d)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	2,834,587	2,832,053	(a)(d)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,150,789	3,124,044
Voya CLO Ltd., 2017-2A D	7.325%	6/7/30	1,500,000	1,455,288	(a)(d)
Total Asset-Backed Securities (Cost — $76,763,265)				77,521,463
Collateralized Mortgage Obligations — 13.8%
Banc of America Funding Corp., 2015-R2 04A1	1.189%	9/29/36	2,356,173	2,286,607	(a)(d)
Banc of America Funding Corp., 2015-R2 04A2	1.335%	9/29/36	15,280,366	9,376,476	(a)(d)
Banc of America Funding Corp., 2015-R2 09A2	1.350%	3/27/36	5,851,477	4,064,538	(a)
Banc of America Funding Corp., 2015-R2 10A1	1.214%	6/29/37	1,903,195	1,845,367	(a)(d)
Banc of America Funding Corp., 2015-R4 6A1	1.131%	8/27/36	3,009,793	2,918,038	(a)(d)
Banc of America Funding Corp., 2015-R4 6A3	1.130%	8/27/36	5,180,000	3,809,056	(a)(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.497%	2/25/34	15,648	15,189	(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	9.459%	12/15/19	8,300,000	8,300,183	(a)(d)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	6,700,000	5,729,706	(a)(d)
Bear Stearns Alt-A Trust, 2003-5 2A1	3.125%	12/25/33	270,613	271,772	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.864%	11/25/34	23,197	22,813	(d)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	1.151%	1/25/37	3,082,957	$2,566,963	(d)
BLCP Hotel Trust, 2014-CLMZ M	6.717%	8/15/29	2,851,271	2,879,954	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	128,870
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	1,093,083	664,594	(d)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.401%	11/15/21	5,240,000	5,192,384	(a)(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	272,937	258,091
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.144%	12/10/49	3,230,000	1,841,100	(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	1.284%	11/25/35	243,452	167,542	(d)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	4.576%	5/25/37	18,250,591	2,959,140	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.255%	7/10/45	1,552,000	1,151,958	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.082%	10/10/46	630,000	443,599	(a)(d)
Commercial Mortgage Trust, 2016-SAVA B	3.290%	10/15/34	2,610,000	2,622,278	(a)(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	1,852,020	1,641,007
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.076%	11/25/35	8,866,946	1,107,921	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	1.284%	1/25/46	160,665	141,946	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	4.276%	4/25/36	11,172,998	2,038,353	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	4.476%	4/25/36	6,215,424	1,173,029	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	4.576%	7/25/36	3,812,053	583,625	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.666%	6/19/31	20,595	20,446	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	3.536%	2/25/34	124,186	123,437	(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.210%	6/15/38	899,127	480,371	(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	6,392,682	5,930,427
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	7,165,000	6,952,640	(d)
Credit Suisse Mortgage Trust, 2014-11R 09A2	1.122%	10/27/36	5,380,000	3,254,857	(a)(d)
Credit Suisse Mortgage Trust, 2014-11R 14A1	1.182%	6/27/46	2,499,460	2,406,086	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000	924,927	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000	3,497,740	(a)
Credit Suisse Mortgage Trust, 2015-02R 3A1	1.192%	4/27/36	2,198,612	2,050,695	(a)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.927%	8/27/36	1,823,614	1,858,208	(a)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A2	2.854%	8/27/36	3,860,789	3,214,273	(a)(d)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.482%	11/30/37	4,770,000	3,067,768	(a)(d)
CSAIL Commercial Mortgage Trust, 2015-C4 E	3.584%	11/15/48	1,790,000	1,306,968	(d)
CSAIL Commercial Mortgage Trust, 2016-C7 D	4.393%	11/15/49	2,170,000	1,652,200	(a)(d)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	1.474%	6/25/34	50,586	46,845	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	8.174%	7/25/23	1,070,000	1,325,331	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	27

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.774%	3/25/25	3,952,003	$5,055,740	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2	2.324%	3/25/29	3,120,000	3,147,636	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2	4.474%	10/25/29	3,080,000	3,246,197	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.775%	7/25/21	1,557,181	86,697	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	103,909	119,525
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,415,027	182,042
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2	4.024%	10/25/29	5,540,000	5,662,301	(d)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	3.236%	2/25/36	179,575	145,839	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	14,777,490	115,046	(a)
GE Business Loan Trust, 2006-1A C	1.409%	5/15/34	496,587	451,313	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	413,826	352,273	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.608%	9/16/46	10,440,888	223,350	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.311%	2/16/53	4,027,191	106,294	(d)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.074%	9/16/44	5,101,210	279,028	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	0.819%	6/16/55	774,092	36,327	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.474%	2/16/48	1,209,585	50,109	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.894%	9/16/55	4,831,763	274,378	(d)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.660%	1/16/55	69,283,873	2,256,008	(d)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.813%	11/16/55	6,852,802	394,193	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	1.254%	4/25/36	155,546	144,990	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	277,525	261,323
GS Mortgage Securities Trust, 2013-GC14 F	4.764%	8/10/46	890,000	680,069	(a)(d)
GS Mortgage Securities Trust, 2015-GC28	4.327%	2/10/48	2,000,000	1,572,225	(a)(d)
GS Mortgage Securities Trust, 2015-GS1 D	3.268%	11/10/48	1,500,000	1,199,352
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	1.374%	1/25/36	1,487,494	1,271,580	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A	1.184%	11/19/46	223,894	167,912	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.481%	6/25/36	3,440,121	2,619,727	(d)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Indymac Manufactured Housing Contract, 1998-2 A2	6.170%	8/25/29	31,198	$31,395
JPMBB Commercial Mortgage Securities Trust, 2014-C25 D	3.948%	11/15/47	2,080,000	1,660,146	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,313,836	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	836,255	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.943%	4/17/45	2,090,000	1,588,630	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,810,000	1,558,372	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.751%	2/12/49	6,310,000	5,241,841	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.058%	2/15/51	1,163,000	1,127,675	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	7.214%	10/15/19	1,700,000	1,706,197	(a)(d)
JPMorgan Reremic, 2014-6 3A1	1.201%	7/27/46	2,998,405	2,946,375	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	5.556%	12/25/36	11,160,466	2,887,685	(d)
Lehman Mortgage Trust, 2007-1 2A3, IO	5.606%	2/25/37	4,255,576	1,409,074	(d)
MASTR ARM Trust, 2003-3 3A4	2.811%	9/25/33	687,956	649,685	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	3.744%	5/25/34	107,760	107,834	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,658,931	1,397,649	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	2,139,242	1,802,309	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.182%	9/12/49	840,000	655,200	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	933,702	749,368
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.353%	8/25/34	24,280	23,994	(d)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	2.194%	5/10/19	1,310,000	1,302,523	(a)(d)(i)
Nomura Asset Acceptance Corp., 2006-AF2 4A	4.060%	8/25/36	189,318	146,265	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	1.234%	4/25/46	5,120,578	2,684,689	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	1.284%	4/25/46	809,866	432,756	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	4.526%	2/25/36	11,750,332	2,211,699	(d)
Sequoia Mortgage Trust, 2007-4 4A1	3.175%	7/20/47	1,896,698	1,523,339	(d)
Structured ARM Loan Trust, 2004-04 3A2	3.447%	4/25/34	294,326	295,770	(d)
Structured Asset Securities Corp., 2002-08A 7A1	2.705%	5/25/32	6,532	6,524	(d)
Structured Asset Securities Corp., 2002-11A 1A1	2.768%	6/25/32	1,998	1,910	(d)
Structured Asset Securities Corp., 2002-16A 1A1	3.579%	8/25/32	121,151	119,987	(d)
Structured Asset Securities Corp., 2002-18A 1A1	3.651%	9/25/32	1,964	1,973	(d)
Structured Asset Securities Corp., 2004-NP1 A	1.824%	9/25/33	44,399	44,016	*(a)(d)(f)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.910%	5/10/63	2,080,000	1,342,390	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.910%	5/10/63	3,650,000	1,726,921	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.594%	1/15/45	930,000	913,744	(a)(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	29

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	1,314,021	$1,321,229	(a)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000	479,547	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000	1,062,023	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	3.218%	5/25/35	73,374	73,301	(d)
Total Collateralized Mortgage Obligations (Cost — $177,683,793)				177,800,918
Mortgage-Backed Securities — 3.0%
FHLMC — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	528,960	565,474
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	7/13/47	6,500,000	6,702,871	(k)
Total FHLMC				7,268,345
FNMA — 1.9%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	643,097	706,442
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	636,332	711,990
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	14,224,720	14,820,729
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,455,819	1,552,653
Federal National Mortgage Association (FNMA)	3.000%	6/13/47	6,900,000	6,938,004	(k)
Total FNMA				24,729,818
GNMA — 0.5%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	164,367	177,879
Government National Mortgage Association (GNMA) II	3.000%	6/21/47	6,100,000	6,217,949	(k)
Total GNMA				6,395,828
Total Mortgage-Backed Securities (Cost — $37,933,545)				38,393,991
Municipal Bonds — 0.5%
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	1,110,000	1,096,114
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,470,000	1,325,690
Illinois State, GO	5.100%	6/1/33	3,100,000	2,793,503
Total Illinois				4,119,193
Texas — 0.1%
North Texas State Higher Education Authority Revenue, Taxable — LIBOR Floating	2.098%	4/1/40	1,194,454	1,199,817	(d)
Total Municipal Bonds (Cost — $6,768,543)				6,415,124

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 3.9%
Germany — 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	5,700,361	EUR	$7,015,651	(c)
Japan — 3.3%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,115,070,000	JPY	10,513,373
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,691,500,000	JPY	16,024,576
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	102,900,000	JPY	969,258
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	997,000,000	JPY	9,454,171
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	587,606,565	JPY	5,585,313
Total Japan					42,546,691
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $47,876,110)					49,562,342
Senior Loans — 6.1%
Consumer Discretionary — 2.4%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	4.294%	5/2/22	1,289,975		1,299,881	(l)(m)(n)
Hotels, Restaurants & Leisure — 1.0%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.250-3.397%	2/16/24	1,230,436		1,230,949	(l)(m)
Aristocrat Leisure Ltd., 2017 Term Loan B	3.406%	10/20/21	1,499,784		1,514,407	(l)(m)
Boyd Gaming Corp., 2017 Term Loan B2	3.449%	9/15/23	1,475,826		1,482,941	(l)(m)
CCM Merger Inc., New Term Loan B	3.826%	8/8/21	913,581		917,959	(l)(m)
Four Seasons Hotels Ltd., New First Lien Term Loan	4.147%	11/30/23	827,925		835,760	(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2	3.024%	10/25/23	1,873,447		1,884,571	(l)(m)
Landry’s Inc., 2016 Term Loan B	3.745%	10/4/23	1,278,046		1,277,780	(l)(m)(n)
Mohegan Tribal Gaming Authority, 2016 Term Loan B	5.045%	9/28/23	1,439,004		1,446,559	(l)(m)
Scientific Games International Inc., 2017 Term Loan B3	5.001-5.076%	10/1/21	860,000		872,721	(l)(m)
Station Casinos LLC, 2016 Term Loan B	3.500%	6/8/23	1,334,679		1,335,235	(l)(m)(n)
Total Hotels, Restaurants & Leisure					12,798,882
Media — 0.7%
CBS Radio Inc., Term Loan B	4.510%	10/17/23	1,317,611		1,327,493	(l)(m)
Charter Communications Operating LLC, 2016 Term Loan I Add	3.295%	1/15/24	3,134,560		3,154,586	(l)(m)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.995%	12/8/23	1,270,125		1,275,206	(l)(m)(n)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	31

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Term Loan C5	3.795%	3/15/24	1,935,902	$1,919,205	(l)(m)
UPC Financing Partnership, USD Term Loan AP	3.739%	4/15/25	1,480,000	1,485,550	(l)(m)
Total Media				9,162,040
Specialty Retail — 0.6%
Academy Ltd., 2015 Term Loan B	5.033-5.172%	7/1/22	2,017,148	1,613,718	(l)(m)
CWGS Group LLC, 2016 Term Loan	4.743-4.795%	11/8/23	1,137,150	1,142,836	(l)(m)
Michaels Stores Inc., 2016 Term Loan B1	3.750-3.795%	1/30/23	1,457,830	1,456,790	(l)(m)
Party City Holdings Inc., 2016 Term Loan	4.050-4.180%	8/19/22	937,819	937,316	(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B	4.172%	1/26/23	1,179,577	1,096,711	(l)(m)
PetSmart Inc., Term Loan B2	4.010%	3/11/22	1,529,847	1,468,866	(l)(m)
Total Specialty Retail				7,716,237
Total Consumer Discretionary				30,977,040
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2016 Term Loan B6	4.450%	6/22/23	1,476,300	1,483,082	(l)(m)
Food Products — 0.1%
Post Holdings Inc., 2017 Term Loan B	—	5/24/24	1,290,000	1,296,911	(n)
Total Consumer Staples				2,779,993
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B2	8.397%	4/16/20	1,428,314	1,345,591	(l)(m)
Financials — 0.1%
Capital Markets — 0.1%
RPI Finance Trust, Term Loan B6	3.153%	3/27/23	1,303,353	1,308,038	(l)(m)(n)
Health Care — 0.8%
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan	4.250-4.295%	6/8/20	989,924	978,788	(l)(m)
Health Care Providers & Services — 0.6%
Air Medical Group Holdings Inc., Term Loan B	4.295%	4/28/22	2,117,201	2,093,382	(l)(m)
DaVita HealthCare Partners Inc., Term Loan B	3.795%	6/24/21	994,885	1,001,458	(l)(m)
HCA Inc., Term Loan B8	3.295%	2/15/24	1,127,175	1,137,440	(l)(m)
Jaguar Holding Co. II, 2015 Term Loan B	4.250-4.397%	8/18/22	1,982,349	1,984,827	(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.897%	6/7/23	1,058,040	1,061,788	(l)(m)
RadNet Inc., Reprice Term Loan	4.405-6.250%	6/30/23	860,944	866,685	(l)(m)
Total Health Care Providers & Services				8,145,580
Health Care Technology — 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B	—	3/1/24	950,000	952,884	(n)
Total Health Care				10,077,252

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.8%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2	3.760%	3/20/22	1,400,000	$1,418,363	(l)(m)
XPO Logistics Inc., 2017 Term Loan B	3.405%	11/1/21	1,824,047	1,835,995	(l)(m)
Total Air Freight & Logistics				3,254,358
Airlines — 0.1%
American Airlines Inc., 2017 Term Loan B	3.044%	6/26/20	1,477,490	1,479,153	(l)(m)
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	3.795%	11/15/23	648,375	647,240	(l)(m)
Commercial Services & Supplies — 0.1%
Brickman Group Ltd. LLC, First Lien Term Loan	—	12/18/20	1,270,000	1,270,198	(n)
Professional Services — 0.1%
Trans Union LLC, Term Loan B2	3.545%	4/9/23	1,289,768	1,302,128	(l)(m)(n)
Trading Companies & Distributors — 0.1%
AerCap Holdings NV, A Deferred Principal	3.397%	10/6/23	1,000,000	1,008,958	(l)(m)
Transportation Infrastructure — 0.1%
Flying Fortress Inc., New Term Loan	3.397%	4/30/20	1,210,000	1,219,327	(l)(m)(n)
Total Industrials				10,181,362
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., 2016 Term Loan B	3.600%	10/27/21	1,149,083	1,158,084	(l)(m)
IT Services — 0.1%
First Data Corp., 2017 Term Loan	3.529%	4/26/24	1,370,432	1,377,798	(l)(m)
Software — 0.1%
Misys Europe SA, USD First Lien Term Loan	—	4/27/24	1,230,000	1,232,214	(n)
Technology Hardware, Storage & Peripherals — 0.1%
Dell Inc., Term Loan A2	3.300%	9/7/21	1,290,430	1,292,043	(l)(m)(n)
Total Information Technology				5,060,139
Materials — 0.4%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B	3.545%	10/31/23	1,344,562	1,351,285	(l)(m)
Containers & Packaging — 0.3%
Berry Plastics Group Inc., Term Loan I	3.494-3.545%	10/1/22	1,290,072	1,299,102	(l)(m)(n)
BWAY Holding Co., 2017 Term Loan B	4.245%	4/3/24	1,290,000	1,287,006	(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan	4.045%	2/5/23	1,631,998	1,640,005	(l)(m)
Total Containers & Packaging				4,226,113
Total Materials				5,577,398

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	33

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing Inc., 2017 Term Loan B	—	10/24/22	1,220,000		$1,221,525	(n)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.295%	4/25/23	1,663,200		1,671,516	(l)(m)
Total Equity Real Estate Investment Trusts (REITs)					2,893,041
Real Estate Management & Development — 0.1%
CityCenter Holdings LLC, 2017 Term Loan B	3.499%	4/18/24	1,210,000		1,214,538	(l)(m)
Realogy Corp., 2017 Term Loan B	3.294%	7/20/22	395,010		396,985	(l)(m)
Total Real Estate Management & Development					1,611,523
Total Real Estate					4,504,564
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.3%
CenturyLink Inc., 2017 Term Loan B	—	1/31/25	1,280,000		1,276,800	(n)
Level 3 Financing Inc., 2017 Term Loan B	3.260%	2/22/24	1,270,000		1,270,952	(l)(m)
Virgin Media Bristol LLC, USD Term Loan I	3.739%	1/31/25	1,236,199		1,241,092	(l)(m)
Total Diversified Telecommunication Services					3,788,844
Wireless Telecommunication Services — 0.2%
CSC Holdings LLC, 2017 First Lien Term Loan	3.249%	7/15/25	1,290,313		1,288,901	(l)(m)(n)
Sprint Communications Inc., First Lien Term Loan B	3.563%	2/2/24	1,200,000		1,201,500	(l)(m)
Total Wireless Telecommunication Services					2,490,401
Total Telecommunication Services					6,279,245
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co., LLC, 2016 DIP Term Loan	4.295%	6/30/17	980,000		984,287	(l)(m)
Total Senior Loans (Cost — $79,469,710)					79,074,909
Sovereign Bonds — 6.3%
Argentina — 1.7%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,720,000		1,775,900	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,750,000		1,995,000	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,270,000		2,387,223	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	33,540,000	ARS	2,097,530
Republic of Argentina, Bonds	18.200%	10/3/21	108,980,000	ARS	7,273,267
Republic of Argentina, Senior Bonds	5.625%	1/26/22	2,730,000		2,844,660
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,350,000		1,489,050
Republic of Argentina, Senior Bonds	7.125%	7/6/36	340,000		344,930
Republic of Argentina, Senior Bonds	7.625%	4/22/46	360,000		382,680
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,100,000		1,168,750
Total Argentina					21,758,990

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 1.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	31,233,000	BRL	$9,561,298
Federative Republic of Brazil, Notes	10.000%	1/1/23	13,490,000	BRL	4,056,184
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	1,484,149
Total Brazil					15,101,631
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	750,000		788,437	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,420,000		1,524,725	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,680,000		1,587,600	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	960,000		969,600	(a)
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,650,000		1,638,549	(a)
Total Ecuador					6,508,911
Ghana — 0.3%
Republic of Ghana, Bonds	10.750%	10/14/30	3,080,000		3,835,216	(a)
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,200,000		2,178,044	(a)
Indonesia — 0.2%
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,310,000		1,340,810	(c)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	1,180,000		1,278,608	(c)
Total Indonesia					2,619,418
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,710,000		1,756,772	(a)
Mexico — 2.0%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	17,525,152
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,186,661
United Mexican States, Senior Bonds	7.750%	11/13/42	117,201,900	MXN	6,401,917
Total Mexico					25,113,730
Russia — 0.1%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,600,000		1,736,838	(a)
Total Sovereign Bonds (Cost — $87,421,987)					80,609,550
U.S. Government & Agency Obligations — 22.3%
U.S. Government Agencies — 4.6%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.750%	4/9/18	58,159,000		57,943,288
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,917,920
Total U.S. Government Agencies					59,861,208
U.S. Government Obligations — 17.7%
U.S. Treasury Bonds	2.875%	5/15/43	360,000		361,997
U.S. Treasury Bonds	3.750%	11/15/43	14,490,000		16,985,004
U.S. Treasury Bonds	3.375%	5/15/44	16,900,000		18,614,420

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	35

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	2.500%	2/15/46	6,530,000	$6,053,767
U.S. Treasury Bonds	2.875%	11/15/46	8,180,000	8,195,656
U.S. Treasury Bonds	3.000%	2/15/47	22,460,000	23,086,432
U.S. Treasury Notes	0.625%	4/30/18	30,000	29,842
U.S. Treasury Notes	1.136%	7/31/18	45,080,000	45,186,479	(d)
U.S. Treasury Notes	1.625%	7/31/19	630,000	634,307
U.S. Treasury Notes	1.375%	2/15/20	900,000	899,578
U.S. Treasury Notes	1.625%	6/30/20	650,000	652,970
U.S. Treasury Notes	1.375%	10/31/20	40,040,000	39,816,337
U.S. Treasury Notes	1.375%	1/31/21	390,000	387,090
U.S. Treasury Notes	1.125%	6/30/21	1,680,000	1,645,219
U.S. Treasury Notes	1.875%	1/31/22	110,000	110,683
U.S. Treasury Notes	2.000%	11/30/22	6,610,000	6,664,995
U.S. Treasury Notes	1.375%	8/31/23	2,600,000	2,514,281
U.S. Treasury Notes	2.125%	11/30/23	17,340,000	17,522,209
U.S. Treasury Notes	2.000%	4/30/24	6,580,000	6,576,914
U.S. Treasury Notes	2.000%	5/31/24	14,550,000	14,537,502
U.S. Treasury Notes	2.375%	8/15/24	1,250,000	1,278,515
U.S. Treasury Notes	2.000%	2/15/25	7,570,000	7,521,802
U.S. Treasury Notes	2.000%	8/15/25	670,000	663,404
U.S. Treasury Notes	2.250%	11/15/25	2,170,000	2,187,293
U.S. Treasury Notes	1.625%	5/15/26	190,000	181,480
U.S. Treasury Notes	1.500%	8/15/26	6,180,000	5,826,825
Total U.S. Government Obligations				228,135,001
Total U.S. Government & Agency Obligations (Cost — $285,078,564)				287,996,209
U.S. Treasury Inflation Protected Securities — 3.3%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	2,945,479	2,854,979
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	2,374,556	2,631,381
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	4,079,082	3,906,794
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,922,104	2,981,675
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	7,097,616	7,153,900
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	1,854,551	1,864,736
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	10,364,045	10,162,226
U.S. Treasury Notes, Inflation Indexed	0.375%	1/15/27	11,475,173	11,470,456
Total U.S. Treasury Inflation Protected Securities (Cost — $42,635,569)				43,026,147

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Security			Shares	Value
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc. (Cost — $250,641)			15,109	$574,142	*

	Rate
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I (Cost — $1,171,775)	6.967%		47,249	1,205,794	(d)

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.2%
Eurodollar 3-Year Mid Curve Futures, Call @ $98.25	7/14/17	768	1,920,000	28,800
Eurodollar Futures, Put @ $98.00	3/19/18	2,538	6,345,000	47,587
Eurodollar Futures, Put @ $98.50	6/19/17	1,370	3,425,000	8,563
U.S. Dollar/Mexican Peso, Put @ 18.19 MXN	8/17/17	25,600,000	25,600,000	216,141
U.S. Treasury 10-Year Notes Futures, Call @ $126.00	6/23/17	509	509,000	357,891
U.S. Treasury 10-Year Notes Futures, Call @ $127.00	6/23/17	1,279	1,279,000	359,719
U.S. Treasury 10-Year Notes Futures, Call @ $127.50	6/23/17	3,055	3,055,000	525,078
U.S. Treasury 10-Year Notes Futures, Call @ $128.00	6/23/17	1,276	1,276,000	139,562
U.S. Treasury 10-Year Notes Futures, Put @ $124.00	6/23/17	512	512,000	24,000
U.S. Treasury Long-Term Bonds Futures, Call @ $153.50	6/23/17	129	129,000	179,439
U.S. Treasury Long-Term Bonds Futures, Call @ $154.00	6/23/17	512	512,000	584,000
U.S. Treasury Long-Term Bonds Futures, Put @ $150.00	6/23/17	512	512,000	96,000
Total Purchased Options (Cost — $2,702,043)				2,566,780
Total Investments before Short-Term Investments (Cost — $1,184,942,014)				1,200,519,018

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 7.4%
U.S. Government Agencies — 7.4%
Federal Home Loan Bank (FHLB), Discount Notes	0.637%	7/25/17	12,500,000	12,488,094	(o)
Federal Home Loan Bank (FHLB), Discount Notes	0.812%	7/28/17	20,000,000	19,974,350	(o)
Federal Home Loan Bank (FHLB), Discount Notes	0.899%	9/29/17	12,500,000	12,460,000	(o)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.883%	9/5/17	50,000,000	49,872,000	(o)
Total Short-Term Investments (Cost — $94,807,819)				94,794,444
Total Investments — 100.5% (Cost — $1,279,749,833#)				1,295,313,462
Liabilities in Excess of Other Assets — (0.5)%				(6,472,780)
Total Net Assets — 100.0%				$1,288,840,682

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	37

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of May 31, 2017.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Security is valued using significant unobservable inputs (See Note 1).

(j)	Security is purchased on a when-issued basis.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2017, the Fund held TBA securities with a total cost of $19,729,734 (See Note 1).

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of May 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $1,281,884,239.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†		Value
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.27 Index, Put	6/21/17	$100.00	7,993,260	7,993,260	‡	$1
U.S. Treasury 10-Year Notes Futures, Call	6/23/17	129.00	1,145	1,145,000		35,781
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	129.00	1,018	1,018,000		286,313
U.S. Treasury Long-Term Bonds Futures, Call	6/23/17	157.00	510	510,000		159,375
U.S. Treasury Long-Term Bonds Futures, Call	7/21/17	157.00	512	512,000		376,000
U.S. Treasury Long-Term Bonds Futures, Put	7/21/17	149.00	512	512,000		168,000
Total Written Options (Premiums received — $1,044,465)						$1,025,470

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	454	12/18	$111,106,888	$111,542,125	$435,237
Euro-BTP	283	6/17	41,400,487	42,326,254	925,767
U.S. Treasury 2-Year Notes	3	9/17	649,137	649,453	316
U.S. Treasury Long-Term Bonds	1,550	9/17	237,427,156	238,409,375	982,219
U.S. Treasury Ultra Long-Term Bonds	278	9/17	45,269,914	45,904,750	634,836
U.S. Treasury Ultra 10-Year Notes	157	9/17	21,157,940	21,310,297	152,357
					3,130,732
Contracts to Sell:
90-Day Eurodollar	515	6/17	127,140,983	127,143,844	(2,861)
90-Day Eurodollar	1,017	12/17	250,635,107	250,703,213	(68,106)
90-Day Eurodollar	644	6/19	157,350,637	158,045,650	(695,013)
90-Day Eurodollar	454	12/19	110,750,850	111,269,725	(518,875)
Euro-Bund	1,719	6/17	312,607,231	313,446,020	(838,789)
Euro-Buxl	63	6/17	12,139,134	11,910,761	228,373
Euro-Schatz	439	6/17	55,386,405	55,365,993	20,412
Japanese 10-Year Bonds	100	6/17	135,710,339	136,045,147	(334,808)
U.S. Treasury 5-Year Notes	655	9/17	77,343,184	77,494,688	(151,504)
U.S. Treasury 10-Year Notes	2,106	9/17	265,243,963	265,981,219	(737,256)
					(3,098,427)
Net unrealized appreciation on open futures contracts					$32,305

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	39

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

At May 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	26,550,107	USD	1,398,110	Bank of America N.A.	7/20/17	$14,460
NOK	62,360,000	USD	7,242,026	Bank of America N.A.	7/20/17	143,955
USD	6,240,680	KRW	7,064,450,000	Bank of America N.A.	7/20/17	(72,934)
USD	7,835,797	MXN	147,067,730	Bank of America N.A.	7/20/17	11,217
AUD	400,000	USD	296,136	Barclays Bank PLC	7/20/17	865
BRL	42,560,000	USD	12,780,013	Barclays Bank PLC	7/20/17	231,338
CAD	31,803,930	USD	23,875,928	Barclays Bank PLC	7/20/17	(311,856)
EUR	3,200,000	USD	3,515,062	Barclays Bank PLC	7/20/17	88,825
EUR	696,000	USD	775,386	Barclays Bank PLC	7/20/17	8,459
EUR	1,400,000	USD	1,574,860	Barclays Bank PLC	7/20/17	1,841
GBP	14,140,000	USD	18,165,983	Barclays Bank PLC	7/20/17	80,240
INR	1,111,124,532	USD	17,060,103	Barclays Bank PLC	7/20/17	55,317
MXN	70,000,000	USD	3,671,503	Barclays Bank PLC	7/20/17	52,771
USD	987,875	AUD	1,320,000	Barclays Bank PLC	7/20/17	7,769
USD	101,979	CAD	139,000	Barclays Bank PLC	7/20/17	(1,009)
USD	18,283,089	CNY	127,360,000	Barclays Bank PLC	7/20/17	(342,462)
USD	5,093,093	EUR	4,778,774	Barclays Bank PLC	7/20/17	(288,833)
USD	1,054,987	EUR	950,000	Barclays Bank PLC	7/20/17	(14,917)
USD	839,678	EUR	748,000	Barclays Bank PLC	7/20/17	(2,731)
USD	3,229,397	EUR	2,868,000	Barclays Bank PLC	7/20/17	(587)
USD	8,635,304	GBP	6,894,576	Barclays Bank PLC	7/20/17	(261,440)
USD	85,259,213	JPY	9,308,600,912	Barclays Bank PLC	7/20/17	1,027,472
USD	6,242,444	TWD	190,020,000	Barclays Bank PLC	7/20/17	(85,460)
RUB	1,193,192,361	USD	20,665,813	Citibank N.A.	7/20/17	150,988
MXN	173,687,465	USD	9,074,959	Goldman Sachs Group Inc.	7/20/17	165,895
CAD	11,879,000	USD	8,676,313	JPMorgan Chase & Co.	7/20/17	125,040
IDR	149,953,543,872	USD	11,219,869	JPMorgan Chase & Co.	7/20/17	(25,323)
MXN	71,676,500	USD	3,744,115	JPMorgan Chase & Co.	7/20/17	69,356
MXN	185,340,000	USD	9,744,223	JPMorgan Chase & Co.	7/20/17	116,592
USD	931,818	EUR	827,000	Morgan Stanley & Co. Inc.	7/20/17	438
ZAR	80,390,000	USD	5,798,094	Morgan Stanley & Co. Inc.	7/20/17	279,706
USD	6,106,422	MXN	116,189,940	Goldman Sachs Group Inc.	8/21/17	(44,209)
Total						$1,180,783

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
RUB	— Russian Ruble
TWD	— Taiwan Dollar
ZAR	— South African Rand
USD	— United States Dollar

At May 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	368,740,000	CAD	12/9/18	1.085% semi-annually	3-Month CDOR quarterly	—	$(389,881)
Chicago Mercantile Exchange	281,270,000		12/13/18	3-Month LIBOR quarterly	1.355% semi-annually	—	(368,630)
Chicago Mercantile Exchange	1,366,080,000	SEK	3/20/19	-0.213% annually	3-Month SEK- STIBOR-SIDE quarterly	—	(422,077)
Chicago Mercantile Exchange	18,590,000		6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	(409,206)
Chicago Mercantile Exchange	12,470,000		8/2/21	1.081% semi-annually	3-Month LIBOR quarterly	—	341,781
Chicago Mercantile Exchange	18,050,000	NZD	8/2/21	3-Month BBR-FRA quarterly	2.103% semi-annually	—	(250,052)
Chicago Mercantile Exchange	12,390,000		8/4/21	1.142% semi-annually	3-Month LIBOR quarterly	—	310,046
Chicago Mercantile Exchange	12,390,000		8/4/21	1.144% semi-annually	3-Month LIBOR quarterly	—	309,045
Chicago Mercantile Exchange	17,660,000	NZD	8/4/21	3-Month BBR-FRA quarterly	2.105% semi-annually	—	(244,050)
Chicago Mercantile Exchange	17,660,000	NZD	8/4/21	3-Month BBR-FRA quarterly	2.105% semi-annually	—	(244,050)
Chicago Mercantile Exchange	211,030,000		5/16/23	2.000% semi-annually	3-Month LIBOR quarterly	$258,897	(1,336,940)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	41

Schedule of investments (cont’d)

May 31, 2017

Western Asset Total Return Unconstrained Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Central Counterparty	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	18,540,000	6/13/26	1.580% semi-annually	3-Month LIBOR quarterly	$2,373	$823,007
Chicago Mercantile Exchange	29,600,000	11/15/41	1.740% semi-annually	3-Month LIBOR quarterly	1,385,800	2,594,057
Total					$1,647,070	$713,050

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2017[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Republic of Korea, 7.125%, due 4/16/19)	$11,998,000	6/20/22	0.56%	1.000% quarterly	$(252,380)	$(303,600)	$51,220

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.28 Index)	$51,080,000	6/20/22	5.000% quarterly	$(3,837,854)	$(3,645,701)	$(192,153)
Chicago Mercantile Exchange (Markit CDX.NA.IG.28 Index)	17,371,000	6/20/22	1.000% quarterly	(318,719)	(287,129)	(31,590)
Total	$68,451,000			$(4,156,573)	$(3,932,830)	$(223,743)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Western Asset Total Return Unconstrained Fund

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:
CAD	— Canadian Dollar
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	43

Statement of assets and liabilities

May 31, 2017

Assets:
Investments, at value (Cost — $1,279,749,833)	$1,295,313,462
Foreign currency, at value (Cost — $5,335,558)	4,885,790
Cash	6,576,881
Interest receivable	8,662,821
Receivable for securities sold	8,609,341
Deposits with brokers for centrally cleared swap contracts	8,347,092
Foreign currency collateral for open futures contracts, at value (Cost — $5,412,078)	5,697,375
Deposits with brokers for open futures contracts	4,594,304
Unrealized appreciation on forward foreign currency contracts	2,632,544
Receivable for Fund shares sold	1,666,157
Receivable from broker — variation margin on open futures contracts	707,529
Deposits with brokers for OTC swap contracts	260,000
Deposits with brokers for written options	180,804
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $23,718)	24,070
Deposits with brokers for purchased options	13,304
Prepaid expenses	81,478
Total Assets	1,348,252,952

Liabilities:
Payable for securities purchased	53,393,498
Unrealized depreciation on forward foreign currency contracts	1,451,761
Payable for Fund shares repurchased	1,286,036
Written options, at value (premiums received — $1,044,465)	1,025,470
Investment management fee payable	606,771
Payable to broker — variation margin on centrally cleared swaps	400,551
Distributions payable	353,190
OTC swaps, at value (premiums received — $303,600)	252,380
Service and/or distribution fees payable	87,207
Payable for open OTC swap contracts	24,329
Directors’ fees payable	5,508
Accrued expenses	525,569
Total Liabilities	59,412,270
Total Net Assets	$1,288,840,682

Net Assets:
Par value (Note 7)	$121,730
Paid-in capital in excess of par value	1,294,001,724
Overdistributed net investment income	(898,961)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(21,568,511)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	17,184,700
Total Net Assets	$1,288,840,682

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Net Assets:
Class A	$165,032,823
Class A2	$1,350,746
Class C	$17,250,052
Class FI	$175,303,899
Class R	$334,942
Class I	$835,216,655
Class IS	$94,351,565

Shares Outstanding:
Class A	15,583,636
Class A2	127,606
Class C	1,629,242
Class FI	16,566,233
Class R	31,625
Class I	78,868,813
Class IS	8,923,335

Net Asset Value:
Class A (and redemption price)	$10.59
Class A2 (and redemption price)	$10.59
Class C*	$10.59
Class FI (and redemption price)	$10.58
Class R (and redemption price)	$10.59
Class I (and redemption price)	$10.59
Class IS (and redemption price)	$10.57
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.06
Class A2 (based on maximum initial sales charge of 4.25%)	$11.06

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	45

Statement of operations

For the Year Ended May 31, 2017

Investment Income:
Interest	$48,950,100
Dividends	120,805
Total Investment Income	49,070,905

Expenses:
Investment management fee (Note 2)	8,811,077
Transfer agent fees (Note 5)	1,494,499
Service and/or distribution fees (Notes 2 and 5)	1,146,362
Registration fees	129,119
Fund accounting fees	128,518
Custody fees	93,673
Audit and tax fees	64,160
Shareholder reports	59,416
Directors’ fees	33,120
Legal fees	29,753
Insurance	15,896
Commitment fees (Note 8)	11,593
Fees recaptured by investment manager (Note 2)	2,399
Miscellaneous expenses	22,097
Total Expenses	12,041,682
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(458,609)
Net Expenses	11,583,073
Net Investment Income	37,487,832

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,071,765
Futures contracts	11,912,091
Written options	12,219,249
Swap contracts	(23,622,021)
Forward foreign currency contracts	8,215,295
Foreign currency transactions	133,049
Net Realized Gain	13,929,428
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,784,313
Futures contracts	1,135,681
Written options	(451,993)
Swap contracts	23,453,543
Forward foreign currency contracts	(1,766,596)
Foreign currencies	133,735
Change in Net Unrealized Appreciation (Depreciation)	34,288,683
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	48,218,111
Increase in Net Assets From Operations	$85,705,943

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2017	2016

Operations:
Net investment income	$37,487,832	$35,782,627
Net realized gain (loss)	13,929,428	(31,097,456)
Change in net unrealized appreciation (depreciation)	34,288,683	(7,936,350)
Increase (Decrease) in Net Assets From Operations	85,705,943	(3,251,179)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(33,919,291)	(24,966,029)
Return of capital	—	(9,581,326)
Decrease in Net Assets From Distributions to Shareholders	(33,919,291)	(34,547,355)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	469,139,321	542,588,805
Reinvestment of distributions	28,891,634	30,217,410
Cost of shares repurchased	(415,638,891)	(496,106,654)
Increase in Net Assets From Fund Share Transactions	82,392,064	76,699,561
Increase in Net Assets	134,178,716	38,901,027

Net Assets:
Beginning of year	1,154,661,966	1,115,760,939
End of year*	$1,288,840,682	$1,154,661,966
*Includes overdistributed net investment income of:	$(898,961)	$(5,174,262)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	47

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.14	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.31	0.31	0.31	0.12	0.19	0.09
Net realized and unrealized gain (loss)	0.42	(0.36)	(0.20)	0.18	(0.10)	0.33
Total income (loss) from operations	0.73	(0.05)	0.11	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.28)	(0.23)	(0.36)	(0.11)	(0.18)	(0.13)
Return of capital	—	(0.07)	—	—	—	—
Total distributions	(0.28)	(0.30)	(0.36)	(0.11)	(0.18)	(0.13)

Net asset value, end of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64
Total return[5]	7.24%	(0.41)%	1.03%	2.86%	0.87%	4.12%

Net assets, end of year (000s)	$165,033	$226,970	$54,767	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.30%[6]	1.40%	1.18%[6]	1.14%[7]	1.17%[6]	1.19%[7]
Net expenses[8]	1.23 [6,9]	1.25 [9]	1.18 [6]	1.14 [7,9]	1.17 [6,9]	1.16 [7,9]
Net investment income	2.96	3.06	2.92	2.76 [7]	1.80	1.38 [7]

Portfolio turnover rate[10]	56%	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.13	$10.49	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.29	0.29	0.28	0.02
Net realized and unrealized gain (loss)	0.42	(0.37)	(0.19)	0.03
Total income (loss) from operations	0.71	(0.08)	0.09	0.05

Less distributions from:
Net investment income	(0.25)	(0.21)	(0.34)	(0.02)
Return of capital	—	(0.07)	—	—
Total distributions	(0.25)	(0.28)	(0.34)	(0.02)

Net asset value, end of year	$10.59	$10.13	$10.49	$10.74
Total return[3]	7.14%	(0.64)%	0.90%	0.40%

Net assets, end of year (000s)	$1,351	$1,172	$1,062	$10

Ratios to average net assets:
Gross expenses	1.44%[4]	1.54%	1.41%	1.32%[5]
Net expenses[6]	1.40 [4,7]	1.45 [7]	1.41	1.32 [5]
Net investment income	2.78	2.86	2.69	2.83 [5]

Portfolio turnover rate[8]	56%	59%	62%	48%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2014 (inception date) to May 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, and 60% for the period ended May 31, 2014.

[9]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	49

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.14	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.24	0.25	0.23	0.08	0.10	0.06
Net realized and unrealized gain (loss)	0.42	(0.36)	(0.20)	0.18	(0.09)	0.31
Total income (loss) from operations	0.66	(0.11)	0.03	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.28)	(0.07)	(0.10)	(0.08)
Return of capital	—	(0.06)	—	—	—	—
Total distributions	(0.21)	(0.24)	(0.28)	(0.07)	(0.10)	(0.08)

Net asset value, end of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64
Total return[5]	6.56%	(1.07)%	0.37%	2.39%	0.05%	3.58%

Net assets, end of year (000s)	$17,250	$17,034	$19,606	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	1.88%	1.88%	1.91%[6]	2.01%[6,7]	2.03%[6]	2.10%[7]
Net expenses[8]	1.85 [9]	1.88	1.91 [6]	2.00 [6,7,9]	1.99 [6,9]	1.91 [7,9]
Net investment income	2.33	2.42	2.18	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate[10]	56%	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

50	Western Asset Total Return Unconstrained Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$10.13	$10.48	$10.73	$10.54	$10.63	$10.13

Income (loss) from operations:
Net investment income	0.32	0.32	0.31	0.12	0.19	0.20
Net realized and unrealized gain (loss)	0.41	(0.36)	(0.20)	0.18	(0.09)	0.53
Total income (loss) from operations	0.73	(0.04)	0.11	0.30	0.10	0.73

Less distributions from:
Net investment income	(0.28)	(0.23)	(0.36)	(0.11)	(0.19)	(0.23)
Return of capital	—	(0.08)	—	—	—	—
Total distributions	(0.28)	(0.31)	(0.36)	(0.11)	(0.19)	(0.23)

Net asset value, end of year	$10.58	$10.13	$10.48	$10.73	$10.54	$10.63
Total return[4]	7.33%	(0.36)%	1.02%	2.85%	0.91%	7.29%

Net assets, end of year (000s)	$175,304	$195,266	$226,485	$239,318	$210,594	$12,307

Ratios to average net assets:
Gross expenses	1.16%	1.16%	1.18%[5]	1.17%[5,6]	1.18%[5]	1.20%
Net expenses[7]	1.14 [8]	1.16	1.18 [5,8]	1.16 [5,6,8]	1.14 [5,8]	1.10 [8]
Net investment income	3.05	3.15	2.91	2.73 [6]	1.80	1.87

Portfolio turnover rate[9]	56%	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.05%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% and 132% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	51

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]	2013[3]		2012[4]

Net asset value, beginning of year	$10.14	$10.50	$10.74	$10.55	$10.64		$10.35

Income (loss) from operations:
Net investment income	0.30	0.29	0.28	0.10	0.15		0.11
Net realized and unrealized gain (loss)	0.41	(0.37)	(0.19)	0.18	(0.09)		0.29
Total income (loss) from operations	0.71	(0.08)	0.09	0.28	0.06		0.40

Less distributions from:
Net investment income	(0.26)	(0.21)	(0.33)	(0.09)	(0.15)		(0.11)
Return of capital	—	(0.07)	—	—	—		—
Total distributions	(0.26)	(0.28)	(0.33)	(0.09)	(0.15)		(0.11)

Net asset value, end of year	$10.59	$10.14	$10.50	$10.74	$10.55		$10.64
Total return[5]	7.10%	(0.72)%	0.83%	2.70%	0.54%		3.91%

Net assets, end of year (000s)	$335	$568	$586	$11	$10		$10

Ratios to average net assets:
Gross expenses	1.37%	1.42%	1.47%[6]	1.57%[7]	1.65%[6]		1.58%[7]
Net expenses[8]	1.35 [9]	1.42	1.47 [6]	1.50 [7,9]	1.50	6.9	1.50 [7,9]
Net investment income	2.86	2.89	2.71	2.35 [7]	1.41		1.60 [7]

Portfolio turnover rate[10]	56%	59%	62%	48%	65%		85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.50%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

52	Western Asset Total Return Unconstrained Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$10.14	$10.49	$10.74	$10.55	$10.64	$10.14

Income (loss) from operations:
Net investment income	0.34	0.35	0.33	0.13	0.22	0.26
Net realized and unrealized gain (loss)	0.42	(0.36)	(0.19)	0.18	(0.10)	0.50
Total income (loss) from operations	0.76	(0.01)	0.14	0.31	0.12	0.76

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.39)	(0.12)	(0.21)	(0.26)
Return of capital	—	(0.09)	—	—	—	—
Total distributions	(0.31)	(0.34)	(0.39)	(0.12)	(0.21)	(0.26)

Net asset value, end of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64
Total return[4]	7.61%	(0.11)%	1.30%	2.97%	1.18%	7.53%

Net assets, end of year (000s)	$835,217	$596,663	$534,868	$297,301	$245,613	$163,240

Ratios to average net assets:
Gross expenses	0.91%	0.91%	0.91%[5]	0.87%[5,6]	0.89%	0.90%
Net expenses[7]	0.88 [8]	0.91	0.91 [5]	0.87 [5,6,8]	0.87 [8]	0.84 [8]
Net investment income	3.29	3.40	3.16	3.02 [6]	2.06	2.46

Portfolio turnover rate[9]	56%	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.95%. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% and 132% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$10.12	$10.48	$10.73	$10.54	$10.63	$10.13

Income (loss) from operations:
Net investment income	0.35	0.36	0.35	0.13	0.22	0.26
Net realized and unrealized gain (loss)	0.42	(0.37)	(0.20)	0.18	(0.09)	0.50
Total income (loss) from operations	0.77	(0.01)	0.15	0.31	0.13	0.76

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.40)	(0.12)	(0.22)	(0.26)
Return of capital	—	(0.09)	—	—	—	—
Total distributions	(0.32)	(0.35)	(0.40)	(0.12)	(0.22)	(0.26)

Net asset value, end of year	$10.57	$10.12	$10.48	$10.73	$10.54	$10.63
Total return[4]	7.73%	(0.10)%	1.40%	2.99%	1.22%	7.55%

Net assets, end of year (000s)	$94,352	$116,990	$278,387	$276,902	$249,022	$208,054

Ratios to average net assets:
Gross expenses	0.80%	0.80%	0.81%[5]	0.82%[5,6]	0.83%[5]	0.85%
Net expenses[7]	0.78 [8]	0.80	0.81 [5]	0.82 [5,6,8]	0.83 [5,8]	0.82 [8]
Net investment income	3.41	3.51	3.28	3.06 [6]	2.09	2.50

Portfolio turnover rate[9]	56%	59%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70%, 71% and 64% for the years ended May 31, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014, 178% and 132% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

54	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Total Return Unconstrained Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

56	Western Asset Total Return Unconstrained Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$88,921,476	$0	*	$88,921,476
Other corporate bonds & notes	—	266,850,173	—		266,850,173
Asset-backed securities	—	69,124,475	8,396,988		77,521,463
Collateralized mortgage obligations	—	176,498,395	1,302,523		177,800,918
Mortgage-backed securities	—	38,393,991	—		38,393,991
Municipal bonds	—	6,415,124	—		6,415,124
Non-U.S. Treasury inflation protected securities	—	49,562,342	—		49,562,342
Senior loans	—	79,074,909	—		79,074,909
Sovereign bonds	—	80,609,550	—		80,609,550
U.S. government & agency obligations	—	287,996,209	—		287,996,209
U.S. Treasury inflation protected securities	—	43,026,147	—		43,026,147
Common stocks	$574,142	—	—		574,142
Preferred stocks	1,205,794	—	—		1,205,794
Purchased options	2,350,639	216,141	—		2,566,780
Total long-term investments	4,130,575	1,186,688,932	9,699,511		1,200,519,018
Short-term investments†	—	94,794,444	—		94,794,444
Total investments	$4,130,575	$1,281,483,376	$9,699,511		$1,295,313,462
Other financial instruments:
Futures contracts	3,379,517	—	—		3,379,517
Forward foreign currency contracts	—	2,632,544	—		2,632,544
Centrally cleared interest rate swaps	—	4,377,936	—		4,377,936
Total other financial instruments	$3,379,517	$7,010,480	—		$10,389,997
Total	$7,510,092	$1,288,493,856	$9,699,511		$1,305,703,459

Western Asset Total Return Unconstrained Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$1,025,469	$1	—	$1,025,470
Futures contracts	3,347,212	—	—	3,347,212
Forward foreign currency contracts	—	1,451,761	—	1,451,761
Centrally cleared credit default swaps on credit indices — buy protection	—	223,743	—	223,743
Centrally cleared interest rate swaps	—	3,664,886	—	3,664,886
OTC credit default swaps on sovereign issues — buy protection‡	—	252,380	—	252,380
Total	$4,372,681	$5,592,771	—	$9,965,452

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

58	Western Asset Total Return Unconstrained Fund 2017 Annual Report

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the

60	Western Asset Total Return Unconstrained Fund 2017 Annual Report

option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	61

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

62	Western Asset Total Return Unconstrained Fund 2017 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate

Western Asset Total Return Unconstrained Fund 2017 Annual Report	63

Notes to financial statements (cont’d)

cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

64	Western Asset Total Return Unconstrained Fund 2017 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(p) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the

Western Asset Total Return Unconstrained Fund 2017 Annual Report	65

Notes to financial statements (cont’d)

position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(q) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(r) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(s) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

66	Western Asset Total Return Unconstrained Fund 2017 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(t) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2017, the Fund held written options, forward foreign currency contracts, and OTC credit default swaps with credit related contingent features which had a liability position of $2,729,611. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $440,804, which could be used to reduce the required payment.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	67

Notes to financial statements (cont’d)

At May 31, 2017, the Fund held collateral from Bank of America and Goldman Sachs Group Inc. in the amount of $82,545 and $238,519, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(u) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(v) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(w) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(x) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(y) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

68	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(z) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$13,463,088	$(13,463,088)
(b)	$706,760	(706,760)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.80%, 1.10%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

Prior to March 31, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS

Western Asset Total Return Unconstrained Fund 2017 Annual Report	69

Notes to financial statements (cont’d)

shares did not exceed 1.25%, 1.45%, 2.00%, 1.20%, 1.50%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended May 31, 2017, fees waived and/or expenses reimbursed amounted to $458,609.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2018	$245,846	$315	—	—	—	—	—
Expires May 31, 2019	141,979	497	$4,382	$44,654	$84	$241,340	$23,307
Fees waived/expense reimbursements subject to recapture	$387,825	$812	$4,382	$44,654	$84	$241,340	$23,307

For the year ended May 31, 2017, LMPFA recaptured $1,635 and $764 for Class A and Class A2 shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2017, LMIS and its affiliates retained sales charges of $1,313 and $687 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$2,997	—	$3,035

70	Western Asset Total Return Unconstrained Fund 2017 Annual Report

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$252,945,971	$550,707,140
Sales	424,060,322	304,122,904

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,659,204
Gross unrealized depreciation	(27,229,981)
Net unrealized appreciation	$13,429,223

During the year ended May 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2016	34,621,790	$816,224
Options written	613,668,487	23,410,875
Options closed	(267,491,490)	(16,917,436)
Options exercised	—	—
Options expired	(372,801,830)	(6,265,198)
Written options, outstanding as of May 31, 2017	7,996,957	$1,044,465

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,350,639	$216,141	—	$2,566,780
Futures contracts[3]	3,379,517	—	—	3,379,517
Centrally cleared swap contracts[4]	4,377,936	—	—	4,377,936
Forward foreign currency contracts	—	2,632,544	—	2,632,544
Total	$10,108,092	$2,848,685	—	$12,956,777

Western Asset Total Return Unconstrained Fund 2017 Annual Report	71

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,025,469	—	$1	$1,025,470
Futures contracts[3]	3,347,212	—	—	3,347,212
OTC swap contracts[5]	—	—	252,380	252,380
Centrally cleared swap contracts[4]	3,664,886	—	223,743	3,888,629
Forward foreign currency contracts	—	$1,451,761	—	1,451,761
Total	$8,037,567	$1,451,761	$476,124	$9,965,452

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(14,415,175)	$(1,258,759)	$(1,634,408)	$(17,308,342)
Written options	9,976,219	966,680	1,276,350	12,219,249
Futures contracts	11,912,091	—	—	11,912,091
Swap contracts	(20,592,450)	526,196	(3,555,767)	(23,622,021)
Forward foreign currency contracts	—	8,215,295	—	8,215,295
Total	$(13,119,315)	$8,449,412	$(3,913,825)	$(8,583,728)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$370,058	$(52,616)	—	$317,442
Written options	(330,046)	—	$(121,947)	(451,993)
Futures contracts	1,135,681	—	—	1,135,681
Swap contracts	24,422,275	(475,351)	(493,381)	23,453,543
Forward foreign currency contracts	—	(1,766,596)	—	(1,766,596)
Total	$25,597,968	$(2,294,563)	$(615,328)	$22,688,077

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

72	Western Asset Total Return Unconstrained Fund 2017 Annual Report

During the year ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,595,531
Written options	2,129,467
Futures contracts (to buy)	457,840,739
Futures contracts (to sell)	1,155,440,987
Forward foreign currency contracts (to buy)	140,813,628
Forward foreign currency contracts (to sell)	198,471,687

Average Notional Balance
Interest rate swap contracts	$1,133,419,948
Credit default swap contracts (to buy protection)	74,488,108
Credit default swap contracts (to sell protection)†	13,767,885
Currency swap contracts†	761,600
Total return swap contracts†	1,437,692

†	At May 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$2,566,780	$(216,141)	$2,350,639
Futures contracts[5]	707,529	—	707,529
Forward foreign currency contracts	2,632,544	—	2,632,544
Total	$5,906,853	$(216,141)	$5,690,712

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$1,025,470	$(5,805)	$1,019,665
Centrally cleared swap contracts[5]	400,551	(400,551)	—
Forward foreign currency contracts	1,451,761	—	1,451,761
OTC swap contracts	252,380	(252,380)	—
Total	$3,130,162	$(658,736)	$2,471,426

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	73

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$509,198	†	$505,177
Class A2	3,072		3,980
Class C	167,759		13,321
Class FI	463,832	†	207,792
Class R	2,501		347
Class I	—		762,670
Class IS	—		1,212
Total	$1,146,362		$1,494,499

†	Amounts shown are exclusive of expense reimbursements. For the year ended May 31, 2017, the service and/or distribution fees reimbursed amounted to $4 and $2,362 for Class A and Class FI shares, respectively.

For the year ended May 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$141,983
Class A2	497
Class C	4,382
Class FI	47,016
Class R	84
Class I	241,340
Class IS	23,307
Total	$458,609

6. Distributions to shareholders by class

	Year Ended May 31, 2017	Year Ended May 31, 2016
Net Investment Income:
Class A	$5,458,015	$2,948,902
Class A2	30,130	24,939
Class C	338,615	322,912
Class FI	5,080,837	4,751,437
Class R	12,853	9,792
Class I	20,078,842	13,633,560
Class IS	2,919,999	3,274,487
Total	$33,919,291	$24,966,029

74	Western Asset Total Return Unconstrained Fund 2017 Annual Report

	Year Ended May 31, 2017	Year Ended May 31, 2016
Return of Capital:
Class A	—	$1,770,423
Class A2	—	8,632
Class C	—	108,816
Class FI	—	1,604,568
Class R	—	4,406
Class I	—	4,980,596
Class IS	—	1,103,885
Total	—	$9,581,326

7. Capital shares

At May 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,010,371	$20,827,078	22,373,452	$229,688,039
Shares issued on reinvestment	327,367	3,390,792	320,944	3,247,308
Shares repurchased	(9,138,938)	(94,859,889)	(5,529,361)	(55,796,272)
Net increase (decrease)	(6,801,200)	$(70,642,019)	17,165,035	$177,139,075

Class A2
Shares sold	30,916	$320,295	52,599	$539,237
Shares issued on reinvestment	2,907	30,130	3,301	33,571
Shares repurchased	(21,880)	(225,720)	(41,499)	(419,004)
Net increase	11,943	$124,705	14,401	$153,804

Class C
Shares sold	511,428	$5,309,253	429,503	$4,379,455
Shares issued on reinvestment	30,863	319,776	40,412	411,551
Shares repurchased	(593,617)	(6,149,121)	(658,456)	(6,683,338)
Net decrease	(51,326)	$(520,092)	(188,541)	$(1,892,332)

Class FI
Shares sold	1,685,450	$17,438,408	2,298,795	$23,443,284
Shares issued on reinvestment	490,363	5,076,979	624,313	6,351,916
Shares repurchased	(4,885,928)	(50,545,332)	(5,251,101)	(53,354,570)
Net decrease	(2,710,115)	$(28,029,945)	(2,327,993)	$(23,559,370)

Class R
Shares sold	15,451	$159,588	49,732	$510,867
Shares issued on reinvestment	914	9,441	1,035	10,485
Shares repurchased	(40,724)	(422,391)	(50,596)	(519,271)
Net increase (decrease)	(24,359)	$(253,362)	171	$2,081

Western Asset Total Return Unconstrained Fund 2017 Annual Report	75

Notes to financial statements (cont’d)

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	36,606,715	$380,051,388	26,985,207	$275,175,117
Shares issued on reinvestment	1,669,870	17,337,919	1,560,659	15,885,307
Shares repurchased	(18,257,198)	(188,731,741)	(20,672,806)	(210,257,912)
Net increase	20,019,387	$208,657,566	7,873,060	$80,802,512

Class IS
Shares sold	4,330,135	$45,033,311	867,060	$8,852,806
Shares issued on reinvestment	263,621	2,726,597	420,699	4,277,272
Shares repurchased	(7,228,048)	(74,704,697)	(16,292,430)	(169,076,287)
Net decrease	(2,634,292)	$(26,944,789)	(15,004,671)	$(155,946,209)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2017, the Fund incurred a commitment fee in the amount of $11,593. The Fund did not utilize the Redemption Facility during the year ended May 31, 2017.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$33,919,291	$24,966,029
Tax return of capital	—	9,581,326
Total distributions paid	$33,919,291	$34,547,355

76	Western Asset Total Return Unconstrained Fund 2017 Annual Report

As of May 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,888,064
Deferred capital losses*	(13,541,729)
Capital loss carryforward**	(2,910,316)
Other book/tax temporary differences(a)	(7,769,085)
Unrealized appreciation (depreciation)(b)	15,050,294
Total accumulated earnings (losses) — net	$(5,282,772)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of May 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(2,910,316)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and adjustments on inflation-indexed bonds.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Total Return Unconstrained Fund 2017 Annual Report	77

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2017

78	Western Asset Total Return Unconstrained Fund 2017 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Total Return Unconstrained Fund	79

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

80	Western Asset Total Return Unconstrained Fund

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Total Return Unconstrained Fund	81

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

82	Western Asset Total Return Unconstrained Fund

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Total Return Unconstrained Fund	83

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2017:

Record date:	Daily	Daily
Payable date:	June 2016 to December 2016	January 2017 to May 2017
Ordinary income:
Qualified dividend income for individuals	2.15%	1.26%
Dividends qualifying for the dividends
received deduction for corporations	1.83%	1.02%
Interest from Federal Obligations	8.72%	9.90%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

84	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/17 SR17-3113

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2016 and May 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,485 in May 31, 2016 and in $138,859 in May 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2016 and $0 in May 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,218 in May 31, 2016 and $18,400 in May 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,986 in May 31, 2016 and $1,185 in May 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2016 and May 31, 2017; Tax Fees were 100% and 100% for May 31, 2016 and May 31, 2017; and Other Fees were 100% and 100% for May 31, 2016 and May 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $226,336 in May 31, 2016 and $124,646 in May 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2017